Exhibit 24

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

David L. Sweitzer

President/Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-

IN WITNESS WHEREOF, this 2 day of January, 2024

/s/David L. Switzer

David L. Sweitzer

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Jennifer M. Kraus-Florin

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-

IN WITNESS WHEREOF, this 2 day of January, 2024

/s/Jennifer M. Kraus-Florin

Jennifer M. Kraus-Florin

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Abigail R. Rodriguez

Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as she herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-

IN WITNESS WHEREOF, this 2 day of January, 2024

/s/Abigail R. Rodriguez

Abigail R. Rodriguez

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

William A. Karls

 Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-

IN WITNESS WHEREOF, this 2 day of January, 2024

/s/William A. Karls

William A. Karls

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove

 Treasurer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-

IN WITNESS WHEREOF, this 2 day of January, 2024

/s/Brian J. Borakove

Brian J. Borakove

Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Paul D. Barbato

 Secretary/Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jennifer Kraus-Florin or Britney Schnathorst, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-

IN WITNESS WHEREOF, this 2 day of January, 2024

/s/Paul D. Barbato

Paul D. Barbato